UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2019

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
220 Alhambra Circle
Coral Gables, Florida 33134
(Address of principal executive offices)

(305) 460-8728
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	NASDAQ
Class B Common Stock	AMTBB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Amerant Bancorp Inc. (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to conform with the segment reporting changes made by the Company with respect to the financial information contained in its Annual Report on Form 10-K for the year ended December 31, 2018 (“2018 Form 10-K”) and the Quarterly Report on Form 10-Q for the three months ended March 31, 2019 (the “2019 First Quarter Form 10-Q”).
Prior to the second quarter of 2019, the Company had four reportable segments: Personal and Commercial Banking (“PAC”), Corporate LATAM, Treasury and Institutional. Results of these segments were presented on a managed basis. This structure was driven, among other things, by how the Company previously managed the business, how internal reporting was prepared and analyzed, and how management made decisions.
In August 2019, the Company announced that due to changes in the structure of its internal organization that it would report its financial performance as a single operating segment beginning with the quarter ended June 30, 2019. As a result of these changes, all decisions, including those relating to loan growth and concentrations, deposit and other funding, market risk, credit risk, operational risk and pricing are now made after assessing their effects on the Company as a whole, using a single segment concept.
This change was consistent with the Company’s strategic shift to focus on community banking after the spin-off from its former parent in August 2018, and the rebranding of the Company launched in April 2019. As part of this strategic shift, the Company significantly reduced its international lending activities which had been largely allocated to the Corporate LATAM segment. As a result, management reassessed the Company’s remaining international business activities as well as the remaining three segments to determine whether the Company would continue to manage these businesses as separate operating segments, or consolidated as one single segment. In performing its assessment, management noted a similarity in the nature of products and services, processes, type of customers, distribution methods, and regulatory environment of its businesses. Further, management determined that management would no longer review discrete financial information related to the remaining operating segments for purposes of assessing performance or to allocate resources.
We provided a description of the changes in the structure of its internal organization and segment reporting in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019 filed on August 12, 2019.
The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements for the three years ended December 31, 2018 and the three month periods ended March 31, 2019 and 2018, to reflect the changes in segment reporting as described above. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the Company’s 2018 Form 10-K is presented in Exhibit 99.1 to this Form 8-K. The recast information of Items contained in the Company’s 2019 First Quarter Form 10-Q is presented in Exhibit 99.2 to this Form 8-K.
The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our 2018 Form 10-K and the 2019 First Quarter Form 10-Q. The information in Exhibit 99.1 does not reflect events occurring after we filed our 2018 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the change in segment reporting described above. The information in Exhibit 99.2 does not reflect events occurring after we filed our 2019 First Quarter Form 10-Q and does not modify or update the disclosures therein in any way, other than to illustrate the change in segment reporting described above. For subsequent developments, refer to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Updates to Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on April 1, 2019
Part I. Item 1. Business
Part I. Item 1A. Risk Factors
Part I. Item 2. Properties
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 7A. Quantitative and Qualitative Disclosures About Market Risk
Part II, Item 8. Financial Statements and Supplementary Data
99.2	Updates to Quarterly Report on Form 8-K for the three months ended March 31, 2019, as filed with the Securities and Exchange Commission on May 10, 2019
Part I. Item 1. Financial Statements
Part I. Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2019	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President and Assistant Corporate Secretary